ROMA FINANCIAL
Corporation

Annual Meeting
May 30, 2013

Welcome Stockholders

Forward-Looking Statements

Roma Financial Corporation (the "Company") may from time to time make written or oral "forward-looking statements," including statements contained in the Company's filings with the Securities and Exchange Commission, in its reports to stockholders and in other communications by the Company, which are made in good faith by the Company pursuant to the "safe harbor" provisions of the Litigation Reform Act of 1995. These forward-looking statements involve risks and uncertainties, such as statements of the Company's plans, objectives, expectations, estimates and intentions, that are subject to change based on various important factors (some of which are beyond the Company's control). The following factors, among others, could cause the Company's financial performance to differ materially from the plans, objectives, expectations, estimates and intentions expressed in such forward-looking statements: The strength of the United States economy in general and the strength of the local economies in which the Company conducts operations; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the board of governors of the federal reserve system, inflation, interest rate, market and monetary fluctuations; the timely development of and acceptance of new products and services of the Company and the perceived overall value of these products and services by users, including the features, pricing and quality compared to competitors' products and services; the willingness of users to substitute competitors' products and services for the Company's products and services; the success of the Company in gaining regulatory approval of its products and services, when required; the impact of changes in financial services' laws and regulations (including laws concerning taxes, banking, securities and insurance); technological changes, acquisitions; changes in consumer spending and saving habits; and the success of the Company at managing the risks involved in the foregoing.

The Company cautions that the foregoing list of important factors is not exclusive. The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Common Stock Holdings


Shares Outstanding %
24.36%
0.65%
74.99%
MHC
Foundation
Minority(a)

(a) Includes shares in ESOP

Shares owned at December 31, 2012

MHC	22,584,995
Public [(a)]	7,335,027
Foundation	196,747
Total Shares Outstanding	30,116,769
Treasury	2,615,106
Total Shares Issued	32,731,875

ROMA High and Low Stock Prices


$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
$2.00
$0.00
$16.87
$18.00
$17.50
$14.05
$12.96
$11.25
$15.91
$12.92
$13.54
$11.78
$9.70
$9.29
$7.80
$7.75
2006
2007
2008
2009
2010
2011
2012
High
Low

ROMA Stock Prices


20.00
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
9.06
9.26
15.15
15.89
14.55
15.69
14.86
16.17
14.63
17.05
15.62
17.80
16.51
12/18/12
12/19/12
12/20/12
Jan-13
Feb-13
Mar-13
Arp-2013
May-13
Closing
High
Low

ROMA FINANCIAL Corporation

Review of 2012

Financial and Intrinsic Health Remains Sound

Assets



2,000
1,500
1,000
500
0
$ Millions
1,819.2
1,888.1
1,814.1
2010
2011
2012

Deposit Composition as of December 31,



1,800
1,500
1,200
900
600
300
0
$ Millions
1,503.6
1,575.6
1,484.6
4.3%
11.8%
29.2%
54.7%
4.1%
12.6%
32.8%
50.5%
4.8%
16.4%
34.6%
44.2%
2010
2011
2012
Certificates of Deposit
Savings & Money Market
Interest Bearing Checking
Non-Interest Bearing Checking


Loans Originated and Loans Sold
($ in millions)
300.0
250.0
200.0
150.0
100.0
50.0
0.0
160.7
20.3
12.6%
190.3
24.5
12.9%
264.1
56.0
21.2%
2010
2011
2012
Loans Originated
Loans Sold

ROMA FINANCIAL Corporation

Asset Composition as of December 31, 2012



Premise & Equipment 2.5%
Other 4.5%
Cash & Cash Equivalent 7.9%
4%
Investment 27.5%
Loans* 57.6%
*(58.0% with Sold Loans)

$ 1.8 billion

ROMA FINANCIAL Corporation

Loan Composition as of December 31, 2012

9%



C & I
4.7%
Construction 2.4%
Residential R.E.
42.4%
Commercial R.E.
30.1%
Consumer & Other
20.4%

$ 1,067 million*

* Before ALLL, deferred fees, and includes loans in process

Commercial Loan Portfolio
($ in millions)



400.0
390.0
380.0
370.0
360.0
350.0
340.0
330.0
327.4
355.6
388.9
2010
2011
2012

Originations	$57.2 million	$75.8 million	$46.9 million

Before ALLL, deferred fees, and loans in process

Asset Quality Metrics
(in %)

	December 31,			March 31,
	2010	2011	2012	2013
NPLs to Total Loans	4.63	4.73	4.45	4.10
NPAs to Total Assets	2.52	2.63	3.08	2.84
NCOs to Average Loans Outstanding	0.03	0.98	0.34	0.00

Capital

Capital remains strong:

	At December 31 2012	At December 31 2011
➢ Total Capital (in millions)	$215.6	$218.0
➢ Tangible Book Value Per Share	$7.10	$7.13
➢ Consolidated Capital Ratio[1]	11.90%	11.50%

Regulatory Capital Ratios	2012 Roma Bank	2012 RomAsia	Well-Capitalized	Minimum
➢ Total Capital[2]	20.09%	20.07%	10.00%	8.00%
➢ Tier 1 Capital[2]	19.21%	19.09%	6.00%	N/A
➢ Core Capital[3]	10.44%	9.89%	5.00%	3.00%

[1] Equity to Assets at Period End [2] To Risk Weighed Assets [3] Adjusted Total Assets

Net Income
($ in Millions)



8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
5.1
7.0
0.6
2010
2011
2012
Year Ended December 31,

Net Interest Income and Provision for Loan Losses
(2012 change in %)


50.0
40.0
30.0
20.0
10.0
0.0
9.9
25.6
3.7
50.0
Interest Income
Interest Expense
Net Interest Income
Provision for Loan Losses

Change-$ in millions	$7.25	$5.32	$1.94	$2.24

Non Interest Expense
(2012 change in %)



300.0
250.0
200.0
150.0
100.0
50.0
0.0
297.0
100.0
100.0
REO Expense
Regulatory Compliance
Merger Expense

Change-$ in millions	$0.78	$0.42	$1.92

Net Income



3
2
1
0
-1
-2
-3
$ Millions
1.42
3/31/12
-2.10
12/31/12
1.38
3/31/13
Quarter Ended

ROMA FINANCIAL Corporation

Proposed Merger

Strategic Alliance

- Cultural Similarities
- Focus on Customers and Employees
- Community Support
- Strong Performance

Investors Bank


Total Assets
$ in billions
14.00
12.00
10.00
8.00
6.00
4.00
2.00
0.00
9.6
10.7
12.7
2010
2011
2012


Net Loans Outstanding
$ in billions
12.00
10.00
8.00
6.00
4.00
2.00
0.00
8.0
8.8
10.3
2010
2011
2012


Net Income
$ in millions
100.00
80.00
60.00
40.00
20.00
0.00
62.0
78.9
88.8
2010
2011
2012

Source: Investors Bancorp, Inc. 2012 Annual Report

ROMA FINANCIAL Corporation

One-Year Stock Price Performance



ISBC
SNL Thrift
SNL Thrift MHCs
140%
130%
120%
110%
100%
90%
May-12
Jul-12
Sep-12
Nov-12
Jan-13
Mar-13
May-13
32.7%
23.0%
17.9%

Source: SNL Financial as of May 14, 2013

Pro Forma Roma/Investors


Total Assets
$ in billions
15.00
10.00
5.00
0.00
$12.7
$14.5
Actual
Pro-Forma


Net Loans Outstanding
$ in billions
12.00
10.00
8.00
6.00
4.00
2.00
0.00
10.3
11.3
Actual
Pro-Forma


Net Income
$ in millions
100.00
80.00
60.00
40.00
20.00
0.00
88.8
88.9
Actual
Pro-Forma

Source: Joint Proxy/Prospectus Dated April 26, 2013

ROMA FINANCIAL Corporation

BRANCH LOCATIONS


ISBC (88)
ROMA (27)
Scranton
Wilkes-Barre
Allentown
Bethlehem
Easton
Hazleton
Reading
Pottstown
Lancaster
Harrisburg
York
Norristown
Bensalem
Philadelphia
Chester
Wilmington
Baltimore
Bridgeton
Millville
Atlantic City
Ocean City
Long Branch
Barnegat Beach
Newburgh
Middletown
New City
White Plains
Yonkers
New York
Freeport
Smithtown
Brentwood
West Islip
Stamford
Bridgeport
New Haven
Danbury
Naugatuck
Waterbury
Meriden
Stratford

ROMA FINANCIAL Corporation

Proposed Merger Metrics

Deal Value – (all RFC outstanding shares)	$465.2 million
Exchange Ratio (per RFC share)	0.8653
Post-Merger Ownership Interests in Investors	
• RFC Shareholders	18.9%
• Current IB Shareholders	81.1%
Based on 12-18-12 unaffected closing prices	
• Implied Value	$15.45/sh
• Premium to RFC closing price	70.5 %
• Premium to Tangible Book Value per Share	217.0%

Roma Financial Corporation – RFC
Investors Bancorp Inc - IB

Source: Joint Proxy/Prospectus Dated April 26, 2013 2,606,004

ROMA FINANCIAL Corporation

ROMA FINANCIAL

Corporation

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